                           SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                        ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement


[_]  Definitive Additional Materials


[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Notify Technology Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                   [LOGO OF NOTIFY TECHNOLOGY APPEARS HERE]

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                         NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

  The 1999 Annual Meeting of the Shareholders of Notify Corporation (the "Company") will be held at the Residence Inn by Marriott, 1080 Stewart Drive, Sunnyvale, California, 94086 on February 25, 1999 at 2:00 p.m., to act on the following matters:

  (1) To elect five persons to the Company's Board of Directors;

  (2) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

  (3) To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on January 5, 1999 are entitled to notice of and to vote at the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

Dated: January 14, 1999

                                          By Order of the Board of Directors
                                           of
                                          NOTIFY TECHNOLOGY CORPORATION

                                          By: Gerald W. Rice
                                          Secretary

                         NOTIFY TECHNOLOGY CORPORATION

                               ----------------

            PROXY STATEMENT FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

General

  The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on February 25, 1999 at 2:00 p.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Residence Inn by Marriott, 1080 Stewart Drive, Sunnyvale, California 94086. The Company's principal offices are located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

  These proxy solicitation materials were mailed on or about January 14, 1999 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

  Shareholders of record at the close of business on January 5, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the record date, 3,542,099 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposal Two, and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

Voting and Solicitation

  Every shareholder is entitled to one vote per share. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

  The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

Quorum; Abstentions; Broker Non-votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or

"ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

  An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to a representative of the Company's transfer agent who will serve as inspector of elections.

Shareholder Nominations

  The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. In all cases, to be timely, notice must be received by the Company not less than twenty (20) nor more than sixty (60) days prior to the meeting (or if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made). In the notice, the shareholder must provide his address and the class and number of shares of the Company which are held by the shareholder. In addition, if the shareholder proposes to make a nomination or nominations to the Board of Directors the shareholder must provide (a) as to each person whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitation of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected and (b) as to the shareholder giving notice, (i) the name and address, as they appear on the books of the Company, of such shareholder, (ii) the class and number of shares of the Company which are beneficially owned by such shareholders, and (iii) a description of all arrangements or understandings between the shareholder making the nomination and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

Deadline for Receipt of Shareholder Proposals for 1999 Annual Meeting

  Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than September 16, 1999 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

  The proxy card for the 1999 Annual Meeting of Shareholders will grant the proxy holders discretionary authority to vote on any matter raised at the 2000 Annual Meeting of Shareholders. If a shareholder intends to submit a proposal at the 2000 Annual Meeting of Shareholders which is not eligible for inclusion in the proxy statement and the form of proxy relating to that meeting, the Shareholder must do so no later than December 1, 1999. If such shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 1999 Annual Meeting of Shareholders.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees and Vote Required

  A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. All of the Company's current directors will stand for re-election. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

  The names of the nominees, and certain information about them as of the record date, are set forth below.

                                                                    Director
    Name of Nominee     Age                Position                  Since
 ---------------------  --- -------------------------------------   --------
 Paul F. DePond.......   45 President Chief Executive Officer and     1994
                            Chairman of the Board of Directors of
                            the Company
 Gaylan I. Larson.....   58 Vice President of Operations of the       1994
                            Company and Director
 Michael Ballard......   43 Director                                  1996
 Andrew Plevin........   35 Director                                  1998
 Michael Smith........   52 Director                                  1996

  Paul F. DePond, founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President--Corporate Marketing of Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President, Marketing, of Alantec Corporation, a manufacturer of networking products.

  Gaylan I. Larson has served as Vice President of Operations and as a Director of the Company since August 1994. From January 1991 to August 1994, Mr. Larson was Chief Operating Officer of SportSense, Inc., a manufacturer of golf training equipment. Prior to SportSense, Mr. Larson served as General Manager of the Data Systems Division of Hewlett-Packard Company, a company with which he had an 18 year relationship.

  Michael Ballard has served as a director of the Company since January 1996. Since 1995, Mr. Ballard has been the Chief Executive Officer and Chairman of the Board of Directors of Savannah Chanel Vineyards, Inc. Mr. Ballard also sits on the Board of Directors of Telebit Corporation, a wholly-owned subsidiary of Cisco Systems, Inc. From October 1996 to November 1997, Mr. Ballard served as a product director of Cisco Systems. From May 1995 to October 1996, Mr. Ballard served as Executive Vice President--Marketing of Telebit Corporation. From June 1993 to September 1994, Mr. Ballard served as Chief of Operations of UUNet, Inc., an Internet service provider. From January 1986 to May 1993, Mr. Ballard served as Chief Executive Officer of Telebit Corporation.

  Andrew Plevin has served as a director of the Company since February 1998. Since November 1997, Mr. Plevin has been acting Chief Executive Officer and President of Core Software Technology, Inc. From August 1993 to November 1997, Mr. Plevin served as Vice President of D.H. Blair Investment Banking Corp. ("D.H. Blair"), a New York investment banking firm. Mr. Plevin was nominated for election to, and serves on the Board of Directors pursuant to a requirement contained in the underwriting agreement between the Company and D.H. Blair for the Company's initial public offering ("IPO"). The provision provides that D.H. Blair shall have the right to designate one director of the Company's Board of Directors for a period of five years from the closing date of the Company's IPO.

  Michael Smith has served as a director of the Company since February 1996. From 1970 through May 1998, Mr. Smith was been the President and owner of COMAC, a literature and product fulfillment company. Since May 1988, Mr. Smith has been the President of the Comac Division of Pearce Leahy Corp.

Board Meetings and Committees

  The Board of Directors of the Company held a total of five meetings during fiscal 1998. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee, except for Mr. Smith, who attended three of the five meetings during fiscal 1998.

  The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal accounting controls. This Committee, consisting of Michael Ballard and Michael Smith, did not hold any meeting during fiscal 1998.

  The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1997 Stock Plan. This Committee, currently consisting of Paul DePond and Michael Ballard, did not hold any meetings during fiscal 1998.

Compensation of Directors

  Members of the Company's Board of Directors do not receive compensation for their services as directors.

Vote Required

  If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a nominee.

  The Board of Directors recommends that the shareholders vote "FOR" the election of the above candidates for the Company's Board of Directors.

                                PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT AUDITORS

  Subject to the ratification by the shareholders, the Board of Directors appointed Ernst & Young LLP, independent public auditors to serve for the fiscal year ending September 30, 1999.

  The Board of Directors recommends that the shareholders vote for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors to audit the financial statements for the Company for the year ending September 30, 1999. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

  Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

  The affirmative vote of a majority of the Votes Cast will be required to ratify Ernst & Young LLP as the Company's independent auditors.

  The Board of Directors recommends that the shareholders vote "FOR" the ratification of Ernst & Young LLP as the company's independent auditors.

                            EXECUTIVE COMPENSATION

Executive Compensation Tables

  The following table shows the total compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 1998 (together the "Named Executive Officers"), as well as the total compensation paid to each such individual for the Company's previous fiscal year.

                          Summary Compensation Table

                                                            Long-Term Compensation
                                                         -----------------------------
                  Annual Compensation                           Awards         Payouts
-------------------------------------------------------- --------------------- -------
                                               Other     Restricted Securities
                                               Annual      Stock    Underlying  LTIP    All Other
   Name and Principal         Salary  Bonus Compensation  Award(s)   Options   Payouts Compensation
        Position         Year   ($)    ($)      ($)         ($)        (#)       ($)      ($)(1)
   ------------------    ---- ------- ----- ------------ ---------- ---------- ------- ------------
Paul F. DePond.......... 1998 132,739   --       --          --           --      --      7,950
 Chief Executive         1997 121,381   --       --          --           --      --      8,673
 Officer                 1996 100,385   --       --          --           --      --      7,146
Gerald W. Rice.......... 1998 105,759   --       --          --           --      --      6,562
 Chief Financial         1997  95,519   --       --          --       24,752      --      6,886
 Officer                 1996  63,895   --       --          --           --      --         --
Gaylan Larson........... 1998 115,585   --       --          --           --      --      6,138
 Chief Operations        1997 112,446   --       --          --           --      --      7,518
 Officer                 1996  95,365   --       --          --           --      --         --

--------
(1) Represents payments of insurance premiums on behalf of the Named Executive Officers.

  The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 1997 of options to purchase Common Stock of the Company:

                       Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------
                              Number of      % of Total
                             Securities       Options
                             Underlying       Granted     Exercise or
                           Options Granted  to Employees  Base Price  Expiration
           Name                  (#)       in Fiscal Year   ($/Sh)       Date
-------------------------- --------------- -------------- ----------- ----------
Paul F. DePond............        --             --            --         --
Gerald W. Rice............        --             --            --         --
Gaylan I. Larson..........        --             --            --         --

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                      Number of
                                                Securities Underlying     Value of Unexercised
                                               Unexercised Options at    In-the-Money Options at
                           Shares     Value      Fiscal Year End (#)     Fiscal Year End (1)($)
                         Acquired on Realized ------------------------- -------------------------
          Name           Exercise(#)   ($)    Exercisable Unexercisable Exercisable Unexercisable
------------------------ ----------- -------- ----------- ------------- ----------- -------------
Paul F. DePond..........      --        --      110,792         --           --           --
Gerald W. Rice..........      --        --       25,752         --           --           --
Gaylan Larson...........      --        --           --         --           --           --

--------
(1) Market value of underlying securities at fiscal year-end minus the exercise price multiplied by the number of shares.

Employment Agreements and Change-in-control Arrangements

  In December 1996, the Company entered into an employment agreement with Paul
F. DePond, the Company's President and Chief Executive Officer. The agreement provides for a base salary of $120,000 and a bonus of up to $50,000 contingent on the Company's attainment of certain performance milestones. In addition, if the Company is sold while Mr. DePond is employed by the Company, Mr. DePond will receive a bonus equal to 2% of the price at which the Company is sold.

  In the event that the Company terminates Mr. DePond without cause following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twenty-four (24) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of eighteen (18) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

  In December 1996, the Company entered into employment agreements with Mr. Larson, the Company's Vice President of Operations, and Mr. Rice, the Company's Chief Financial Officer. The agreements provide for base salaries of $115,000 and $105,000 for Messrs. Larson and Rice, respectively. Under the agreements, Messrs. Larson and Rice are eligible to receive annual bonuses based on an earnings target approved by the board of directors of the Company.

  In the event that the Company terminates Mr. Larson or Mr. Rice without cause following a change in control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Mr. Larson or Mr. Rice without cause apart from a change of control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

  The foregoing agreements define a "change in control" as (i) the acquisition of more than 30% of the voting securities of the Company by any person or group; (ii) a change in a majority of the board of directors of the Company occurring within a two-year period; or (iii) the approval by the shareholders of the Company of a transaction which would result in a transfer of more than 50% of the Company's voting power. The agreements define "cause" as an act of dishonesty in connection with employment; a conviction of a felony which will detrimentally affect the Company's reputation or business; willful and gross misconduct injurious to the Company; and continued and willful failure to perform duties. The agreements define "disability" as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of January 5, 1999 by each director, the Named Executive Officers and all current directors and executive officers as a group. The Company believes that the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. The address for each director and executive officer is that of the Company.

                                                       Shares
                                                    Beneficially
       Name and Address of Beneficial Owner            Owned     Percentage(1)
--------------------------------------------------- ------------ -------------
Paul F. DePond(2)..................................   516,731        14.1
Gaylan I. Larson...................................   198,019         5.6
Gerald W. Rice(3)..................................    94,058         2.6
Michael Ballard(4).................................    71,970         2.0
Andrew Plevin(5)...................................     6,700           *
Michael Smith(6)...................................    54,269         1.5
All directors and executive officers as a group (6
 persons)..........................................   941,747        25.5

--------
  * less than one percent
(1) Applicable percentage of ownership is based on 3,542,099 shares of Common Stock outstanding as of January 5, 1999 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to warrants currently exercisable or exercisable within 60 days after January 5, 1999 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.
(2) Includes 110,792 shares issuable upon exercise of currently exercisable warrants.
(3) Includes 24,753 shares issuable upon exercise of currently exercisable warrants.
(4) Includes 9,543 shares issuable upon exercise of currently exercisable warrants.
(5) Includes 5,850 shares issuable upon exercise of currently exercisable warrants.
(6) Includes 3,264 shares issuable upon exercise of currently exercisable warrants.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In February 1997, the Company sold to Mr. DePond a 10% subordinated promissory note in the principal amount of $65,000 and five-year warrants to purchase 11,535 shares of the Company's Common Stock at a price per share of $3.00 for an aggregate purchase price of $65,000. These notes have been repaid in full, substantially out of a portion of the proceeds of the Company's IPO.

  In July 1996, pursuant to a Note Purchase Agreement, the Company sold 8% convertible promissory notes (the "Convertible Shareholder Notes") and five-year warrants to purchase shares of the Company's Common Stock for an aggregate purchase price of $932,125 to certain investors. The Convertible Shareholder Notes were convertible into equity of the Company. Mr. Ballard, a director of the Company, purchased a Convertible Shareholder Note in the principal amount of $100,000 and the accompanying warrants for aggregate consideration of $100,000. Mr. Smith, a director of the Company, purchased a Convertible Shareholder Note in the principal amount of $50,000 and the accompanying warrants for an aggregate consideration of $50,000. In January 1997, in connection with a restructuring of the Convertible Shareholder Notes, Mr. Ballard converted his note into 22,804 shares of Common Stock and exchanged his warrant for a warrant to purchase 6,528 shares of Common Stock at a price of $0.25 per share and Mr. Smith converted his note into 11,402 shares of Common Stock and exchanged his warrant for a warrant to purchase 3,264 shares of Common Stock at a price per share of $0.25 per share.

  In March 1997, the Company sold 17 bridge units ("Bridge Units") at $50,000 per unit to certain investors. Each Bridge Unit consisted of a Bridge Note in the principal amount of $50,000 and Bridge Warrants to purchase 25,000 shares of Common Stock at a purchase price of $3.00 per share. The Bridge Warrants automatically converted into warrants with identical terms as the warrants sold in the Company's IPO upon the closing of the IPO, and the Bridge Notes were repaid out of proceeds from the IPO. Paul DePond purchased one Bridge Unit in the Bridge Financing. D.H. Blair received certain fees in connection with the placement of the Bridge Units.

  In April 1997, Michael Ballard, one of the Company's directors, loaned the Company $200,000 in exchange for a note (the "Ballard Note") in the principal amount of $200,000 and warrants to purchase 2,970 shares of the Company's Common Stock at a price per share of $5.00. The Company repaid the Ballard Note with a portion of the proceeds of the IPO.

  The Company has an ongoing business relationship with COMAC, a literature and product fulfillment company affiliated with Michael Smith, its president and a director of the Company. The Company uses COMAC, along with other fulfillment companies, on a project by project basis to facilitate the distribution of its products to telephone company customers. The Company has no contractual obligation to use COMAC's services. During the fiscal years ended September 30, 1998 and September 30, 1997, the Company paid to COMAC $61,100 and $145,665, respectively, in fees.

  In August 1997 the Company issued a five-year warrant to purchase 24,752 shares of the Company's Common Stock with an exercise price of $5.00 per share to Gerald W. Rice, the Company's Chief Financial Officer.

  From August 1993 to November 1997, Andrew Plevin, a member of the board of directors of the Company, served as a Vice President of D.H. Blair. D.H. Blair served as placement agent for the Company's 1997 Bridge Financing, and as underwriter for the Company's IPO. In connection with the Bridge Financing and the IPO, D.H. Blair received approximately $1,046,000 in discounts, commissions, and non-accountable expense allowances. In addition, D.H. Blair received an option to purchase 160,000 of the units offered in the IPO, at a price per unit equal to 140% of the IPO price, exercisable at any time, in whole or in part, during the two year period commencing August 28, 2000. Each unit offered in the IPO consisted of a share of Common Stock of the Company and a warrant to purchase one share of Common Stock of the Company at an exercise price of $6.50 per share.

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 1998 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled except for one late Form 5 filed on behalf of Mr. Plevin, a director of the Company, reporting three open market purchases of the Company's securities.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

  It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                          The Board of Directors

                                          By: Gerald W. Rice
                                          Secretary

Dated: January 14, 1999

--------------------------------------------------------------------------------

         THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        NOTIFY TECHNOLOGY CORPORATION
                        -----------------------------
                        NOTIFY TECHNOLOGY CORPORATION
                PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
                              FEBRUARY 25, 1999


     The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 14, 1999, and hereby appoints Paul F. DePond and Gerald W. Rice, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Notify Technology Corporation to be held on February 25, 1999 at 2:00 p.m., local time at the Residence Inn by Marriott, located at 1080 Stewart Drive, Sunnyvale, California 94086, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

               Please Detach and Mail in the Envelope Provided

------------------------------------------------------------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example


                  FOR all nominees          A vote for all nominees and FOR Proposal 2 are recommended by the Board of Directors listed at right (except
                  as marked to the
                   contrary below      WITHHELD  Nominees:                                                  FOR  AGAINST  ABSTAIN
1. Election of          [_]              [_]       Paul Depond          2. To ratify the appointment of     [_]    [_]      [_]
   Directors                                       Michael Ballard         Ernst & Young LLP as the
                                                   Gaylan Larson           Company's independent auditors.
FOR, except vote withheld from the following       Michael Smith
nominee(s):                                        Andrew Plevin        3. To transact such other business as may properly come
____________________________________________                               before the meeting or any postponements or adjournments
                                                                           thereof.

                                                                        Change of Address and / or Comments Mark Here
                                                                        ___________________________________________________________
                                                                        ___________________________________________________________
                                                                        TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE
                                                                        MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING
                                                                        THE ENCLOSED ENVELOPE.


SIGNATURE(S)__________________________________________ ______________________________________________ DATE____________________, 1999
                                                                (SIGNATURE IF JOINTLY HELD)

NOTE:  This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.